PROPERTY AND EQUIPMENT (Tables)	12 Months Ended
Mar. 31, 2015
PROPERTY AND EQUIPMENT
Schedule of components of property and equipment

	Thousands of Yen
	2014	2015
Leasehold improvements	¥159,384	¥237,870
Furniture and fixtures	101,179	127,254
Computers	880,474	1,165,312
Assets held under capital lease, principally office equipment	18,858	19,402

Total	1,159,895	1,549,838
Accumulated depreciation	(456,981)	(737,874)

Property and equipment —net	¥702,914	¥811,964